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                                                               EXHIBIT 10.5
                                  SECOND AMENDMENT
                                       TO THE
                        AMENDED AND RESTATED BRIDGE AGREEMENT


            THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED BRIDGE AGREEMENT (the "Amendment") dated as of September 30, 1996, is between SPS TRANSACTION SERVICES, INC. ("Borrower") and DEAN WITTER, DISCOVER & CO. ("DWDC").

            WHEREAS, Borrower and DWDC are parties to an Amended and Restated Bridge Agreement, dated as of September 1, 1995, and a First Amendment to the Amended and Restated Bridge Agreement, dated as of September 1, 1996 (collectively, the "Amended and Restated Bridge Agreement"), pursuant to which DWDC has agreed to make certain loans to the Borrower; and

            WHEREAS, the Borrower and DWDC desire to further amend the Amended and Restated Bridge Agreement.

            NOW THEREFORE, the Amended and Restated Bridge Agreement is amended as follows:

                  1. Each capitalized term used in this Amendment (and not otherwise defined herein) shall have the same meaning as set forth in the Amended and Restated Bridge Agreement.

                  2. Section 1 of the Amended and Restated Bridge Agreement is hereby amended in its entirety and henceforth shall read as follows:

                       1. Amount: The maximum aggregate amount that DWDC shall be required to lend hereunder at any time shall be $250,000,000; provided, however, that DWDC may, from time to time and upon written notice to Borrower, reduce such maximum commitment by an amount not to exceed the total amount of credit card receivables that are sold by Hurley State Bank, a wholly owned subsidiary of Borrower, pursuant to any securitization agreement entered into after the date of this Amended and Restated Bridge Agreement; provided, that, except as provided in Section 5(a), any such reduction shall not affect the status of any loans then outstanding hereunder.

                  3. Except as provided herein, the terms and conditions of the Amended and Restated Bridge Agreement shall remain in full force and effect.


            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SPS TRANSACTION SERVICES, INC.          DEAN WITTER, DISCOVER & CO.

By:/s/ Thomas M. Goldstein              By:/s/ Birendra Kumar

Title: Vice President - Finance         Title: Treasurer